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                                  EXHIBIT 10.9


                                AMENDMENT TO THE

                              EMPLOYMENT AGREEMENT

         This Amendment Agreement, made as of the 20th day of October, 1999, is between Staff Builders, Inc., a Delaware corporation (the "Company") and Stephen Savitsky (the "Employee").

         WHEREAS, the Company and the Employee entered into an Employment Agreement, dated as of June 1, 1987, amended by Agreement dated October 31, 1991, and further amended by Agreement dated December 7, 1992 (the "Agreement"); and

         WHEREAS, the parties now desire to further amend the Agreement as provided herein;

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

   1. Section 3(a) of the Agreement, relating to compensation, is hereby amended such that the Employee's base salary will be $295,373.00 and such salary will not be increased automatically by 10% per annum.
   2. Section 4, relating to duties is amended such that the Employee is required to devote approximately one-half of his business time to the affairs of the Company.
   3. Section 12 of the Agreement relating to post-term consulting is hereby deleted in its entirety.

         Except as expressly amended herein, all other terms, conditions, agreements, representations and warranties contained in the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                       STAFF BUILDERS, INC.


                                       /s/ David Savitsky
                                       ------------------------



                                       EMPLOYEE


                                       /s/ Stephen Savitsky
                                       ------------------------